SATUIT CAPITAL MANAGEMENT TRUST

SUPPLEMENT

Dated March 17, 2016

to the

PROSPECTUS & STATEMENT OF ADDITIONAL INFORMATION

Dated March 1, 2016

The Prospectus and Statement of Additional Information of the Satuit Capital Management Trust, dated March 1, 2016, is amended as follows:

Satuit Capital U.S. Small Cap Fund

At a Meeting of the Board of Trustees of Satuit Capital Management Trust (the “Trust”), held on March 15, 2016, after careful deliberation and upon the recommendation of Trust management, the Board concluded that the Satuit Capital U.S. Small Cap Fund (the “Fund”) was not economically viable and decided to close the Fund, wind up its affairs, liquidate its portfolio and distribute the Fund's assets to the Fund's shareholders as soon as reasonably practicable.

Accordingly, effective immediately, the Fund is closed to new investors and will not accept purchases of shares.

The Fund will be liquidating its portfolio, winding up its affairs, and will distribute its assets to Fund shareholders as soon as is practicable, but in no event later than April 15, 2016.

Current shareholders of the Fund may redeem their shares at any time.

ALL SECTIONS OF THE PROSPECTUS NOT SPECIFICALLY ADDRESSED IN THIS SUPPLEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.